                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)
                                       OF
                              GLEASON CORPORATION
                            AT $23.00 NET PER SHARE
                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED DECEMBER 15, 1999
           AS SUPPLEMENTED BY THE SUPPLEMENT TO THE OFFER TO PURCHASE
                             DATED FEBRUARY 4, 2000
                                       OF
                        TORQUE ACQUISITION CO., L.L.C.,
                          A WHOLLY OWNED SUBSIDIARY OF
                       VESTAR CAPITAL PARTNERS IV, L.P.,
                                      AND
                              GLEASON CORPORATION
--------------------------------------------------------------------------------

  THE OFFER AND WITHDRAWAL RIGHTS HAVE BEEN EXTENDED UNTIL 12:00 MIDNIGHT, NEW
    YORK CITY TIME, ON THURSDAY, FEBRUARY 17, 2000, UNLESS FURTHER EXTENDED.
--------------------------------------------------------------------------------

    The Letter of Transmittal, certificates for Shares and any other required documents should be sent or delivered by each stockholder of the Company or such stockholder's broker, dealer, commercial bank or other nominee to the Depositary at one of its addresses set forth below.

                        THE DEPOSITARY FOR THE OFFER IS:

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

            BY MAIL:                   BY OVERNIGHT COURIER:                    BY HAND:
   Reorganization Department         Reorganization Department         Reorganization Department
         P.O. Box 3301                   85 Challenger Rd.                    120 Broadway
   South Hackensack, NJ 07606             Mail Stop--Reorg                     13th Floor
                                        Ridgefield, NJ 07660               New York, NY 10271

                           BY FACSIMILE TRANSMISSION:
                                 (201) 296-4293
                        (for Eligible Institutions only)

                   FOR CONFIRMATION TELEPHONE: (201) 296-4860

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.
--------------------------------------------------------------------------------

  STOCKHOLDERS WHO HAVE PROPERLY TENDERED SHARES AND NOT VALIDLY WITHDRAWN THE TENDERED SHARES AND WHO WISH TO HAVE THOSE SHARES PURCHASED PURSUANT TO THE OFFER NEED NOT TAKE ANY FURTHER ACTION EXCEPT FOR COMPLYING WITH THE PROCEDURE FOR GUARANTEED DELIVERY IF THAT PROCEDURE IS BEING USED.
--------------------------------------------------------------------------------

    This Letter of Transmittal is to be completed by stockholders of Gleason Corporation either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the section captioned "THE OFFER--Procedures for Tendering Shares" of the Supplement (as defined herein)) is utilized, if delivery is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in the section captioned "THE OFFER--Procedures for Tendering Shares" of the Supplement). Stockholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and other stockholders who deliver Shares are referred to herein as "Certificate Stockholders."

    Stockholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in the section captioned "THE OFFER--Procedures for Tendering Shares" of the Supplement) with respect to, their Shares and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the section captioned "SPECIAL FACTORS--Background of the Transactions" of the Supplement) must tender their Shares pursuant to the guaranteed delivery procedures set forth in the section captioned "THE OFFER--Procedures for Tendering Shares" of the Supplement. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

/ /  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution ______________________________________________

    Account Number _____________________________________________________________

    Transaction Code Number ____________________________________________________

/ /  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

    Name(s) of Registered Owner(s) _____________________________________________

    Window Ticket Number (if any) ______________________________________________

    Date of Execution of Notice of Guaranteed Delivery _________________________

    Name of Institution which Guaranteed Delivery ______________________________

    If delivered by Book-Entry Transfer, check box: / /

    Account Number _____________________________________________________________

    Transaction Code Number ____________________________________________________

------------------------------------------------------------------------------------------------------------------
                                          DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------------------------
    NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
     (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)               SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
APPEAR(S) ON SHARE CERTIFICATE(S) AND SHARE(S) TENDERED)           (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------
                                                                                TOTAL NUMBER
                                                                                 OF SHARES
                                                                               REPRESENTED BY
                                                          SHARE CERTIFICATE        SHARE         NUMBER OF SHARES
                                                            NUMBER(S) (1)    CERTIFICATE(S) (1)    TENDERED (2)
-------------------------------------------------------------------------------------

                                                                --------------------------------------------

                                                                --------------------------------------------

                                                                --------------------------------------------

                                                                --------------------------------------------

                                                                --------------------------------------------
                                                            TOTAL SHARES
------------------------------------------------------------------------------------------------------------------

(1) Need not be completed by Book-Entry Stockholders.

(2) Unless otherwise indicated, it will be assumed that all Shares represented by each Share certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

     SIGNATURES MUST BE PROVIDED AT THE END OF THIS LETTER OF TRANSMITTAL.
              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS.

Ladies and Gentlemen:

    The undersigned hereby tenders to Torque Acquisition Co., L.L.C., a newly formed Delaware limited liability company and a wholly owned subsidiary of Vestar Capital Partners IV, L.P. ("Acquisition Company"), and Gleason Corporation, a Delaware corporation (the "Company" and, together with Acquisition Company, the "Purchasers"), all of the above-referenced shares of common stock, par value $1.00 per share (the "Common Stock"), of the Company, together with the associated preferred share purchase rights (the "Rights" and, together with the Common Stock, the "Shares"), at a purchase price of $23.00 per Share, net to the seller in cash (such amount, or any greater amount per Share paid pursuant to the Offer, being referred to herein as the "Offer Price"), without interest thereon, with Acquisition Company agreeing to pay for and purchase (i) the first 4,862,749 Shares tendered pursuant to the Offer and the Company agreeing to pay for and purchase all Shares in excess of such 4,862,749 Shares paid for and purchased by Acquisition Company in the event that more than 4,862,749 Shares but less than 6,135,061 Shares are validly tendered and not withdrawn pursuant to the Offer, or (ii) the first 2,318,126 Shares tendered pursuant to the Offer and the Company agreeing to pay for and purchase all Shares tendered in excess of such 2,318,126 Shares paid for and purchased by Acquisition Company in the event that 6,135,061 or more Shares are validly tendered and not withdrawn pursuant to the Offer, in each case, upon the terms and subject to the conditions set forth in the Offer to Purchase dated
December 15, 1999, as supplemented by the Supplement to the Offer to Purchase, dated February 4, 2000 (the "Supplement"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended or supplemented from time to time, together constitute the "Offer"). The undersigned understands that the Purchasers reserve the right to transfer or assign, in whole at any time, or in part from time to time, to one or more of their affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Purchasers of their obligations under the Offer and will in no way prejudice the rights of tendering stockholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer.

    The Company has distributed one Right for each outstanding Share pursuant to the Rights Agreement (as defined in the Supplement). The Rights are currently evidenced by and trade with certificates evidencing the Common Stock. Any tender of Shares will include a tender of the associated Rights. The Company has taken such action so as to make the Rights Agreement inapplicable to the Offer, the Merger, the Merger Agreement (as amended) and the other transactions contemplated thereby.

    The Offer is being made pursuant to an Agreement and Plan of Merger, dated as of December 8, 1999 (the "Merger Agreement"), by and among the Company, Acquisition Company and Torque Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Acquisition Company, as amended by Amendment No. 1 to the Merger Agreement, dated as of February 4, 2000 ("Amendment No. 1").

    Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchasers all right, title and interest in and to all the Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after the date of the Merger Agreement (collectively, "Distributions")) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any and all Distributions), or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchasers, (ii) present such Shares (and any and all Distributions) for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

    By executing this Letter of Transmittal, the undersigned irrevocably appoints Sander M. Levy and Arthur J. Nagle in their respective capacities as officers of Acquisition Company, and each of them, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and resubstitution, to vote at any annual or special meeting of the Company's stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by the Purchasers. This appointment will be effective if, when, and only to the extent that, the Purchasers accept such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). The Purchasers reserve the right to require that, in order for Shares (or other Distributions) to be deemed validly tendered, immediately upon the Purchasers' acceptance for payment of such Shares, the Purchasers must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of the Company's stockholders, provided that such requirement shall not apply to Shares purchased by the Company with respect to any record date for the determination of stockholders entitled to vote which is set after the date of purchase of Shares by the Company.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, that the undersigned owns the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that the tender of the tendered Shares complies with Rule 14e-4 under the Exchange Act, and that when the same are accepted for payment by the Purchasers, the Purchasers will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchasers to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchasers all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer of appropriate assurance thereof, the Purchasers shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price, the amount of value of such Distribution as determined by the Purchasers in their sole discretion.

    All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

    The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in the section of the Supplement captioned "THE OFFER--Procedures for Tendering Shares" and the instructions hereto will constitute a binding agreement between the undersigned and the Purchasers upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Merger Agreement (as amended), the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchasers may not be required to accept for payment any of the Shares tendered hereby.

    Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and/or return any certificates for Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and/or return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchasers have no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder thereof if the Purchasers do not accept for payment any of the Shares so tendered.

/ /  CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE
    BEEN LOST, DESTROYED OR STOLEN AND SEE INSTRUCTION 11.

    NUMBER OF SHARES REPRESENTED BY LOST, DESTROYED OR STOLEN CERTIFICATES: ____

 ------------------------------------------------SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if the check for the purchase price of Shares accepted for payment is to be issued in name of someone other than the undersigned, if certificates for Shares not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned or if Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.
  Issue check and/or Share certificate(s) to:
  Name: ______________________________________________________________________
                                 (PLEASE PRINT)

  Address: ___________________________________________________________________

  ____________________________________________________________________________

                               (INCLUDE ZIP CODE)

  ____________________________________________________________________________
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                           (SEE SUBSTITUTE FORM W-9)

  Credit Shares delivered by book-entry transfer and not purchased to the Book-Entry Transfer Facility account.

  ____________________________________________________________________________
                                (ACCOUNT NUMBER)

------------------------------------------------------------
------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered."

  Mail check and/or Share certificates to:

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)

  Address: ___________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                           (SEE SUBSTITUTE FORM W-9)
   -----------------------------------------------------------

--------------------------------------------------------------------------------

                                   SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

  ____________________________________________________________________________

  ____________________________________________________________________________
                        (SIGNATURE(S) OF STOCKHOLDER(S))

  Dated: ___________________

      (Must be signed by registered holder(s) exactly as name(s) appear(s) on the Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

  Name(s) ____________________________________________________________________
                                 (PLEASE PRINT)

  Name of Firm _______________________________________________________________

  Capacity (full title) ______________________________________________________
                              (SEE INSTRUCTION 5)

  Address ____________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone Number _____________________________________________
  Taxpayer Identification or Social Security Number __________________________
                                             (SEE SUBSTITUTE FORM W-9)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

  Authorized Signature _______________________________________________________

  Name(s) ____________________________________________________________________
                                 (PLEASE PRINT)

  Title ______________________________________________________________________

  Name of Firm _______________________________________________________________

  Address ____________________________________________________________________

  ____________________________________________________________________________

                               (INCLUDE ZIP CODE)

  Area Code and Telephone Number _____________________________________________
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be guaranteed by a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"), unless
(i) this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for the purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered hereby and such holder(s) has (have) not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal or
(ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by stockholders either if Share Certificates are to be forwarded herewith or if a tender of Shares is to be made pursuant to the procedures for delivery by book-entry transfer set forth in "THE OFFER--Procedures for Tendering Shares" of the Supplement. Share Certificates evidencing all physically tendered Shares, or confirmation ("Book-Entry Confirmation") of any book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of Shares delivered by book-entry as well as a properly completed and duly executed Letter of Transmittal, must be received by the Depositary, at one of the addresses set forth herein prior to the Expiration Date (as defined in "SPECIAL FACTORS--Background of the Transactions" of the Supplement). If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "THE OFFER--Procedures for Tendering Shares" of the Supplement. Pursuant to such procedure, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchasers, must be received by the Depositary (as provided in (iii) below) prior to the Expiration Date and (iii) the Share Certificates evidencing all physically tendered Shares (or Book-Entry Confirmation with respect to such Shares), as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "THE OFFER--Procedures for Tendering Shares" of the Supplement.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT SUCH CERTIFICATES AND DOCUMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO INSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

    3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares tendered should be listed on a separate signed schedule and attached hereto.

    4. PARTIAL TENDERS. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all the Shares evidenced by the Share Certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by the old Share Certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by the Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signatures(s) must correspond exactly with the names(s) as written on the face of the Share Certificate(s) without alternation, enlargement or any change whatsoever. If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

    If any tendered Shares are registered in different names on several Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares evidenced by Share Certificates listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payments is to be made to or Share Certificates evidencing Shares not tendered or purchased are to be issued in the name of a person other than the registered holder(s), in which case the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificates(s). Signatures on such certificates and stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear on the Share Certificate(s). Signatures on such Share Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal or any Share Certificates or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchasers of such person's authority so to act must be submitted.

    6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, the Purchasers will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of Shares to them or their order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Share Certificates evidencing Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder(s), or if Share Certificates evidencing tendered shares are registered in the name of the person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES(S) LISTED IN THIS LETTER OF TRANSMITTAL.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered hereby is to be issued, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent and/or any Share Certificates are to be returned to someone other than the signer above, or to the signer above but at an address other than that shown in the box entitled "Description of Shares Tendered" above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at any of the Book-Entry Transfer Facilities as such stockholder may designate under "Special Delivery Instructions." If no such instructions are given, any such Share not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

    8. REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to, or additional copies of the Offer to Purchase, the Supplement, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent at the telephone number and address set forth below. Stockholders may also contact their broker, dealer, commercial bank or trust company.

    9. WAIVER OF CONDITIONS. Except as otherwise provided in the Offer to Purchase and the Supplement, and subject to the terms of the Merger Agreement (as amended), Acquisition Company reserves the right in its sole discretion to waive in whole or in part at any time or from time to time any of the specified conditions of the Offer or any defect or irregularity in tender with regard to any Shares tendered.

    10. SUBSTITUTE FORM W-9. The tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, whether he or she is subject to backup withholding of federal income tax. If a tendering stockholder is subject to backup withholding, he or she must cross out item (2) of the Certification Box on Substitute Form W-9. Failure to provide the information on Substitute Form W-9 may subject the tendering stockholder to 31% federal income tax withholding on the payment of the purchase price. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Depositary will be required to withhold 31% of all payments made for surrendered shares except that if the Depositary is provided with a TIN within 60 days, the amount of such withholding will be refunded to the tendering stockholder.

    11. LOST, DESTROYED OR STOLEN SHARE CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box immediately preceding the special payment/ special delivery instructions and indicating the number of Shares lost. The stockholder will then be instructed as to the steps that must be taken in order to replace the Share certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share certificates have been followed.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, OR AN AGENT'S MESSAGE IN THE CASE OF A BOOK-ENTRY TRANSFER, TOGETHER WITH CERTIFICATES (OR BOOK-ENTRY CONFIRMATION) AND ALL OTHER REQUIRED DOCUMENTS OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE SUPPLEMENT).

                           IMPORTANT TAX INFORMATION
    Under federal income tax law, a stockholder surrendering certificates must, unless an exemption applies, provide the Exchange Agent (as payer) with his correct TIN on Substitute Form W-9 included in this Letter of Transmittal. If the stockholder is an individual, his TIN is his social security number. If the correct TIN is not provided, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments of cash to the stockholder (or other payee) may be subject to backup withholding of 31%.

    Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. In order for an exempt foreign stockholder to avoid backup withholding, that person should complete, sign and submit a Form W-8, Certificate of Foreign Status, signed under penalties of perjury, attesting to his exempt status. A Form W-8 can be obtained from the Exchange Agent. Exempt stockholders, other than foreign stockholders, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the Exchange Agent. See the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" previously furnished to you for additional instructions.

    If backup withholding applies, the Exchange Agent is required to withhold 31% of any payment made to payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments that are made to a stockholder, the stockholder is required to notify the Exchange Agent of his correct TIN (or the TIN of any other payee) by completing the Substitute Form W-9 included in this Letter of Transmittal certifying (1) that the TIN provided on the Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and that (2) the stockholder is not subject to backup withholding because (i) the stockholder has not been notified by the Internal Revenue Service that the stockholder is subject to backup withholding as a result of a failure to report all interest and dividends or (ii) the Internal Revenue Service has notified the stockholder that the stockholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

    The stockholder is required to give the Depositary the TIN, generally the social security number or employer identification number, of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number, which appears in a separate box below the Substitute Form W-9. If "Applied For" is written in Part I, the Depositary will be required to withhold 31% of all payments made for surrendered Shares except that if the Depositary is provided with a TIN within 60 days, the amount of such withholding will be refunded to the tendering stockholder.

                             PAYOR: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

   SUBSTITUTE                        PART I--PLEASE PROVIDE YOUR TIN
   FORM W-9                          IN THE BOX AT RIGHT AND CERTIFY       Social Security Number
   Department of the Treasury        BY SIGNING AND DATING BELOW.                    OR
   Internal Revenue Service
                                                                         Employer Identification No.
                                                                       (If awaiting TIN write"Applied
                                                                                    For")
   PAYER'S REQUEST FOR               PART II--For payees NOT subject to backup withholding, see the
   TAXPAYER IDENTIFICATION           enclosed Guidelines for Certification of Taxpayer Identification
   NUMBER ("TIN")                    Number on Substitute Form W-9 and complete as instructed therein.
                                     CERTIFICATION--Under penalties of perjury, I certify that:
                                     (1)  The number shown on this form is my correct taxpayer
                                           identification number (or I am waiting for a number to be
                                           issued to me), and
                                     (2)  I am not subject to backup withholding because either (a) I am exempt from backup withholding, or (b) I have not
                                           been notified by the Internal Revenue Service ("IRS")
                                           that I am subject to backup withholding as a result of a
                                           failure to report all interest or dividends, or
                                           (c) the IRS has notified me that I am no longer
                                           subject to backup withholding.
                                     CERTIFICATE INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see
                                     instructions in the enclosed Guidelines.)

                                     THE INTERNAL REVENUE SERVICE
                                     DOES NOT REQUIRE YOUR CONSENT
                                     TO ANY PROVISION OF THIS
                                     DOCUMENT OTHER THAN THE
                                     CERTIFICATES REQUIRED TO AVOID
                                     BACKUP WITHHOLDING.

   SIGNATURE: ---------------------------------                                                  Date:
                                                                           ---------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
      IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN
      PART I OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the Depositary by the time of payment, 31% of all reportable payments made to me thereafter will be withheld, but that such amounts will be refunded to me if I provide a certified Taxpayer Identification Number to the Depositary within sixty (60) days.

      -------------------------------------                             -------------------------
                    Signature                                                     Date

    Questions and requests for assistance or additional copies of the Offer to Purchase, the Supplement, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent at its address and telephone number as set forth below:

                    THE INFORMATION AGENT FOR THE OFFER IS:

                   Georgeson Shareholder Communications Inc.

                                     [LOGO]
                         17 State Street, 10(th) Floor
                               New York, NY 10004
                 Banks and Brokers Call Collect (212) 440-9800
                    All Others Call Toll Free (800) 223-2064